American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated May 1, 2018 ■ Statement of Additional Information dated May 1, 2018
The entry for Brendan Healy is deleted from the Accounts Managed table on page 41 of the Statement of Additional Information.
The following entry replaces the current entry for Phillip N. Davidson in the Accounts Managed table on page 40 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Phillip N. Davidson(1)	Number of Accounts	20	7	5
	Assets	$32.9 billion (2)	$4.3 billion	$764.4 million
1Information is provided as of April 17, 2018.

[2]	Includes $25.6 million in VP Large Company Value, $1.2 billion in VP Mid Cap Value and $901.1 million in VP Value.
The following is added as the third sentence under Ownership of Securities on page 43 of the statement of additional information. As of April 17, 2018, Phillip N. Davidson did not beneficially own shares of VP Large Company Value.

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